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                                                                    EXHIBIT 99.2

               STATEMENT OF CHIEF FINANCIAL EXECUTIVE OFFICER OF
                                WEBMD CORPORATION
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of WebMD Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Vuolo, Executive Vice President and Chief Financial Officer of WebMD, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WebMD.

Dated:  August 14, 2002                       By: /s/ Anthony Vuolo
                                                  ------------------------------
                                                  Anthony Vuolo
                                                  Executive Vice President and
                                                   Chief Financial Officer

                             ---------------------

The foregoing certification is being furnished to accompany WebMD Corporation's Report on Form 10-Q for the Quarterly Period ended June 30, 2002 (the "Report") solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed as part of the Report or as a separate disclosure document and shall not be deemed incorporated by reference into any other filing of WebMD Corporation that incorporates the Report by reference.